EXHIBIT 99.1





               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the quarterly report on Form 10-Q of EuroGas, Inc. for the quarter ended March 31, 2003, as filed May 20, 2003 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of EuroGas, Inc.



Date: May 20, 2003                              /s/  Wolfgang Rauball
                                                ----------------------------
                                                Wolfgang Rauball
                                                Chairman and Chief Executive
                                                Officer (Principal Executive
                                                Officer)


Date: May 20, 2003                              /s/  Hank Blandenstein
                                                -----------------------------
                                                Hank Blankenstein
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)